SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 28, 2014

                     BRIDGELINE DIGITAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33567	52-2263942
(State or other	(Commission	(IRS Employer
jurisdiction of	File Number)	Identification No.)
incorporation)

80 Blanchard Road

Burlington, MA 01803

(Address of principal executive offices, including zip code)

          (781) 376-5555

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 1.01. Entry into a Material Definitive Agreement

On October 28, 2014, Bridgeline Digital, Inc. (“Bridgeline Digital” or the “Company”) entered into a Securities Purchase Agreement (the “Purchase Agreement”) with accredited investors pursuant to which Bridgeline Digital sold an aggregate of 174,000 shares of Series A Convertible Preferred Stock, par value $0.001 per share, (the “Series A Preferred Stock”) at a purchase price of $10.00 per share. On November 3, 2014, Bridgeline Digital sold an additional 26,000 shares of Series A Preferred Stock in a second closing. Taglich Brothers, Inc. served as placement agent for the transaction. The gross proceeds to Bridgeline Digital from this private placement were $2,000,000.

Series A Preferred Stock

On October 28, 2014, Bridgeline Digital created a new class of preferred stock, the Series A Preferred Stock, by filing a Certificate of Designations of the Series A Convertible Preferred Stock with the Secretary of State of the State of Delaware. Bridgeline Digital authorized the issuance of up to 200,000 shares of Series A Preferred Stock pursuant to the terms of the Purchase Agreement. The rights, preferences and other terms and provisions of the shares of Series A Preferred Stock are contained in the Certificate of Designations and are summarized below.

Voluntary Conversion: The shares of Series A Preferred Stock may be converted, at the option of the holder at any time, into such number of shares of Common Stock (“Conversion Shares”) equal (i) to the number of shares of Series A Preferred Stock to be converted, multiplied by the stated value of $10.00 (the “Stated Value”) and (ii) divided by the conversion price in effect at the time of the conversion. The initial conversion price is $0.65, and is subject to adjustment in the event of stock splits or stock dividends. Any accrued but unpaid dividends on the Shares of Series A Preferred Stock to be converted shall also be converted into Common Stock at the conversion price.

Mandatory Conversion: The Company will have the right to require the holders to convert shares of Series A Preferred Stock into Conversion Shares, if (i) the Company’s Common Stock has closed at or above $1.30 per share for 10 consecutive trading days and (ii) the Conversion Shares are (A) registered for resale on an effective registration statement or (B) may be resold pursuant to Rule 144.

Dividends: Each outstanding share of Series A Preferred Stock shall be entitled to receive cumulative dividends, payable quarterly in arrears, at a rate of (i) 6% per annum during the first two years from the date of issuance and (ii) 12% per annum after two years from the date of issuance. Dividends will be payable in cash or, at the election of the Company, by delivery of additional shares of Series A Preferred Stock (subject to a cap of 64,000 shares of Series A Preferred Stock in the aggregate) (“PIK Shares”). If the Company shall elect to pay dividends in PIK Shares, the Company shall deliver to each holder of shares of Series A Preferred Stock a number of shares of Series A Preferred Stock equal to the aggregate dividend payable to such holder with respect to the shares of Series A Preferred Stock held by such holder as of the end of the quarter preceding such dividend payment date divided by the Stated Value.

Liquidation Preference: In the event of any liquidation, dissolution or winding up of the Company, the holders of shares of Series A Preferred Stock will be entitled to receive in preference to the holders of Common Stock, the amount equal to the Stated Value per share of Series A Preferred Stock plus declared and unpaid dividends, if any. After such payment has been made, the remaining assets of the Company will be distributed ratably to the holders of Common Stock.

Antidilution: The conversion price of the shares of Series A Preferred Stock will be subject to proportional adjustment for stock splits, stock dividends and the like.

Voting Rights: Each outstanding share of Series A Preferred Stock shall be entitled to such number of votes equal to the number of shares of Common Stock into which such holder’s shares of Series A Preferred Stock are convertible at a conversion price equal to $0.66 (subject to adjustment in the event of stock splits or stock dividends), which was the closing price of the Company’s Common Stock as of the date of the initial closing of the offering. Each issued and outstanding share of Series A Preferred Stock shall be entitled to vote at each meeting of stockholders with respect to any and all matters presented to the stockholders for their action or consideration, and holders of shares of Series A Preferred Stock shall vote together with the holders of Common Stock as a single class. In addition, the holders of shares of Series A Preferred Stock shall vote as a separate class on approvals and waivers under the shares of Series A Preferred Stock, authorization of any senior class, any amendments to the Certificate of Incorporation or Bylaws that impacts the rights of the Series A Preferred Stock or as required by applicable law.

Redemption: The shares of Series A Preferred Stock are not mandatorily redeemable.

The Conversion Shares to be issued upon conversion of the Series A Preferred Stock issued in the transaction are restricted securities and may be sold only pursuant to Rule 144 or in another transaction exempt from the registration requirements under the Securities Act of 1933. Pursuant to the terms of the Purchase Agreement, Bridgeline Digital has agreed to provide piggyback registration rights with respect to the Conversion Shares in the event Bridgeline Digital files a registration statement, with certain limited exceptions.

Placement Agent Compensation

As compensation for acting as placement agent, Bridgeline Digital paid Taglich Brothers, Inc. a cash payment of $160,000 and issued Taglich Brothers, Inc., and its affiliates, five year warrants to purchase an aggregate of 200,000 shares of Common Stock at a price equal to $0.65 per share. Bridgeline Digital agreed to provide piggyback registration rights with respect to the shares of common stock underlying the warrants.

The description of agreements and securities contained in this Form 8-K is qualified in its entirety by reference to the full text of the agreements and securities that Bridgeline Digital filed as exhibits to this Form 8-K.

Item 3.02. Unregistered Sales of Equity Securities

Reference is made to the disclosure set forth in Item 1.01 above, which is incorporated herein by reference.

The securities offered, issued and sold pursuant to the private placement were issued without registration and are subject to restrictions under the Securities Act of 1933, as amended, and the securities laws of certain states, in reliance on the private offering exemptions contained in Section 4(2) of the Securities Act of 1933 and on Regulation D promulgated thereunder, and in reliance on similar exemptions under applicable state laws as a transaction not involving a public offering.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

Reference is made to the disclosure set forth in Item 1.01 above, which is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

Explanatory Note Regarding Exhibits

Investors should not rely on or assume the accuracy of representations and warranties in negotiated agreements that have been publicly filed because such representations and warranties may be subject to exceptions and qualifications contained in separate disclosure schedules, because such representations may represent the parties’ risk allocation in the particular transaction, because such representations may be qualified by materiality standards that differ from what may be viewed as material for securities law purposes or because such representations may no longer continue to be true as of any given date.

(d) Exhibits.

Exhibit No.	Exhibit Description

3.1	Certificate of Designations of the Series A Convertible Preferred Stock

10.1	Securities Purchase Agreement between Bridgeline Digital, Inc. and the investors named therein, dated October 28, 2014

10.2	Form of Common Stock Purchase Warrant issued to placement agent

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRIDGELINE DIGITAL, INC. (Registrant)

By:	/s/ Michael D. Prinn
Michael D. Prinn
Executive Vice President and Chief Financial Officer

Date: November 3, 2014

EXHIBIT INDEX

Exhibit No.	Exhibit Description

3.1	Certificate of Designations of the Series A Convertible Preferred Stock

10.1	Securities Purchase Agreement between Bridgeline Digital, Inc. and the investors named therein, dated October 28, 2014

10.2	Form of Common Stock Purchase Warrant issued to placement agent